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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 30, 2003
                                                         ----------------------


                             RPM INTERNATIONAL INC.
  -----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                    1-14187                      02-0642224
-----------------                ---------                    ------------
(State or other                  (Commission                 (I.R.S. Employer
 jurisdiction of                 File Number)               Identification No.)
 incorporation)


       2628 Pearl Road, P.O. Box 777, Medina, Ohio             44258
--------------------------------------------------------------------------------
       (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:         (330) 273-5090
                                                     ---------------------------



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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
            ------------------------------------------------------------------

      (a)  Not applicable
      (b)  Not applicable
      (c)  Exhibits

         NUMBER   DESCRIPTION
         ------   -----------
         99.1     Nine-Month (February 28, 2003) Report to Stockholders, dated
                  April 30, 2003

ITEM 9.     REGULATION FD DISCLOSURE.
            -------------------------

         This information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be provided under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. RPM International Inc. mailed its Nine-Month Report (February 28, 2003) to its stockholders which provided detail not included in previously issued reports. A copy of this Nine-Month Report is furnished with this Current Report on Form 8-K as Exhibit 99.1.



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                                    SIGNATURE
                                    ---------


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             RPM INTERNATIONAL INC.


Date:  April 30, 2003                By:     /s/ P. Kelly Tompkins
                                          --------------------------------------
                                          P. Kelly Tompkins
                                          Senior Vice President, General Counsel
                                          and Secretary



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                                  EXHIBIT INDEX



Exhibit      Description of Exhibit
-------      ----------------------

99.1         Nine-Month (February 28, 2003) Report to Stockholders, dated
             April 30, 2003